Exhibit 10.1

International Game Technology

9295 Prototype Drive

Reno, Nevada 89521

September 12, 2008

Progressive Gaming International Corporation

920 Pilot Road

Las Vegas, NV 89119

Attn: Chief Financial Officer

Re:	Waiver Letter

Dear Madam:

Reference is made to that certain Note and Warrant Purchase Agreement, dated as of August 4, 2008, by and among Progressive Gaming International Corporation, a Nevada corporation (the “Issuer”), each subsidiary of the Issuer listed as a “Guarantor” on the signature pages thereto, the Purchasers from time to time party thereto (each a “Purchaser” and collectively, the “Purchasers”), and International Game Technology, a Nevada corporation, as Agent for the Purchasers (in such capacity, together with any successor Agent, the “Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement.

Issuer has informed Agent that it intends to effect a 1-for-8 reverse split of its authorized, issued and outstanding shares of Common Stock, pursuant to which (a) the number of Issuer’s authorized shares of Common Stock will be reduced by a factor of eight, and (b) the number of issued and outstanding shares of Common Stock of the Issuer will correspondingly and proportionately be decreased (collectively, the “Reverse Split”). Issuer also has informed Agent that the Reverse Split will be effected through the filing (the “Certificate Filing”) of a Certificate of Change with the Nevada Secretary of State, a copy of which has been provided to the Agent, which upon filing will constitute an amendment to Issuer’s Articles of Incorporation.

Anything to the contrary in the Purchase Agreement notwithstanding, the Agent and the Purchasers hereby waive the breach, if any, of the Purchase Agreement, and any Default or Event of Default thereunder, in each case arising under the representations and warranties contained in Sections 5.01(ii), 5.01(oo) and 5.01(uu)(vi) of the Purchase Agreement, as a result of the Reverse Split or the Certificate Filing and any breach of Section 6.01(u) as a result of the disclosure of the Reverse Split and the Certificate Filing prior to public disclosure thereof.

For the avoidance of doubt, as a result and upon the effectiveness of the Reverse Split, the share and dollar amounts set forth in definitions, terms and provisions in the Purchase Documents, as set forth on Schedule I attached hereto, shall be amended and adjusted as indicated on Schedule I.

The Agent waives all requirements for the delivery of Landlord Waivers and Collateral Access Agreements by the Issuer and its Subsidiaries, provided that the Issuer shall diligently pursue the execution thereof in a form acceptable to the Agent and shall in any event provide the same prior to September 30, 2008.

The waiver herein is limited to the specifics hereof, shall not apply with respect to any Default or Event of Default other than the matters waived above, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Purchase Agreement and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of the Agent, nor as a consent to or waiver of any further or other matter, under the Purchase Agreement.

Issuer confirms its obligation to pay the expenses of the Agent in connection with the matters set forth herein.

This Waiver Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of an original executed counterpart hereof. This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.

[Signature Pages Follow]

Please have the acknowledgement set forth below executed on behalf of each Issuer Party and return a fully executed copy to the Agent.

Very truly yours,
AGENT AND PURCHASER: INTERNATIONAL GAME TECHNOLOGY

By:	/s/ Daniel R. Siciliano
Name:	Daniel R. Siciliano
Title:	Chief Accounting Officer and Treasurer

cc:	Glen J. Hettinger, Esq.

Steven M. Przesmicki, Esq.

[Signature Page to Waiver Letter]

ACKNOWLEDGED AND AGREED:

ISSUER: PROGRESSIVE GAMING INTERNATIONAL CORPORATION, a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

GUARANTORS: PGIC NV, a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

MGC, INC., a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

PROGRESSIVE GAMES, INC., a Delaware corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

GAMES OF NEVADA, INC., a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

[Signature Page to Waiver Letter]

VIKING MERGER SUBSIDIARY, LLC, a Delaware limited liability company

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

PRIMELINE GAMING TECHNOLOGIES, INC., a California corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

MIKOHN INTERNATIONAL, INC., a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

MIKOHN HOLDINGS, INC., a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

ENDX INC. (USA), a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

[Signature Page to Waiver Letter]

PGIC HOLDINGS LIMITED, a private limited company organized under the laws of England and Wales

By:	/s/ Heather A. Rollo
Name:	Heather A. Rollo
Title:	Treasurer

PROGRESSIVE GAMING INTERNATIONAL (GROUP) LTD., a private limited company organized under the laws of England and Wales

By:	/s/ Heather A. Rollo
Name:	Heather A. Rollo
Title:	Treasurer

PROGRESSIVE GAMING INTERNATIONAL (UK) LTD., a private limited company organized under the laws of England and Wales

By:	/s/ Heather A. Rollo
Name:	Heather A. Rollo
Title:	Treasurer

PGI (MACAO) LIMITED, a Macau limited liability company

By:	/s/ Heather A. Rollo
Name:	Heather A. Rollo
Title:	Authorized Agent

Progressive Gaming International (Australasia) Pty Ltd ACN 061 944 161 in accordance with section 127 of the Corporations Act 2001:

/s/ Heather A. Rollo	/s/ Roger Webber
Director	Director

HEATHER A. ROLLO	ROGER WEBBER
Name of Director (BLOCK LETTERS)	Name of Director (BLOCK LETTERS)

[Signature Page to Waiver Letter]

Schedule I

Term	Original	Adjusted

Purchase Agreement

Definition of “Senior Lender Equity”	• 1,000,000 shares • 1,000,000 shares • $1.05 • Not to exceed 900,000 shares	• 125,000 shares • 125,000 shares • $8.40 • Not to exceed 112,500 shares

Definition of “Warrants”	• 550,000 shares • $1.05 • 891,892 shares • $0.89	• 68,750 shares • $8.40 • 111,487 shares • $7.12

Definition of “Weighted Average Price”	200,000 shares	25,000 shares

Capitalization Representation in Section 5.01(ii) of the Purchase Agreement	Authorized Capital Stock: 100,000,000 shares of Common Stock	Authorized Capital Stock: 12,500,000 shares of Common Stock

Definition of “Additional Warrants” in Section 6.01(z)	• $1.50 • $825,000 • Up to 1,800,000 shares	• $12.00 • $825,000 • Up to 225,000 shares

Section 6.02(r); Inactive Subsidiaries	175,800 shares	21,975 shares

Warrant (W08-02)

Number of Shares Subject to the Warrant (W08-02)	550,000 shares	68,750 shares

Exercise Price for Warrant (W08-02)	$1.05 per share	$8.40

Warrant (W08-03)

Number of Shares Subject to the Warrant (W08-03)	891,892 shares	111,487 shares

Exercise Price for Warrant (W08-03)	$0.89 per share	$7.12

Note

Definition of “Conversion Price”	$0.89	$7.12

Definition of “Exempted Issuances”	6,225,000 shares	778,125 shares

Definition of “Weighted Average Price”	200,000 shares	25,000 shares